SELECTED CONSOLIDATED STATEMENTS OF INCOME (LOSS) DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Income:
Interest on cash equivalents, bank deposits and restricted cash	$ 399	$ 1,472	$ 981
Other	272	18	29
Total financial income	671	1,490	1,010
Expenses:
Interest with respect to bank credit, loans and other	195	395	614
Exchange rate differences, net	176	103	1,074
Bank charges including guarantees	2,201	3,552	3,560
Other	6	57	60
Total financial expenses	2,578	4,107	5,308
Total financial expenses, net	$ 1,907	$ 2,617	$ 4,298